UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.  )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Yum China Holdings, Inc.

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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YUM CHINA HOLDINGS, INC. 101 EAST PARK BOULEVARD, SUITE 805 PLANO, TX 75074 V69143-P29577 Your Vote Counts! YUM CHINA HOLDINGS, INC. 2025 Annual Meeting of Stockholders You invested in YUM CHINA HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 23, 2025, at 8:00 a.m. (local time) at Mandarin Oriental Hong Kong, 5 Connaught Road, Central, Hong Kong. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2025. If you would like to request a copy of the material(s) for this and/or future annual meetings of stockholders, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 a.m. on May 22, 2025, Beijing/ Hong Kong time / 11:59 p.m. on May 21, 2025, U.S. Eastern time. VOTE BY MAIL You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card. * Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Fred Hu	For
1b.	Joey Wat	For
1c.	Robert B. Aiken	For
1d.	Mikel A. Durham	For
1e.	Edouard Ettedgui	For
1f.	Grace Xin Ge	For
1g.	David Hoffmann	For
1h.	Ruby Lu	For
1i.	Zili Shao	For
1j.	William Wang	For
1k.	Min (Jenny) Zhang	For
1l.	Christina Xiaojing Zhu	For
2.	Approval and Ratification of the Appointment of KPMG Huazhen LLP and KPMG as the Company's Independent Auditors for 2025	For
3.	Advisory Vote to Approve Executive Compensation	For
4.	Vote to Authorize the Board of Directors to Issue Shares up to 20% of Outstanding Shares	For
5.	Vote to Authorize the Board of Directors to Repurchase Shares up to 10% of Outstanding Shares	For

NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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V69144-P29577